UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  MARCH 7, 2006
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                NYSE Group, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Delaware                   001-32829                20-2786071
 (State or other jurisdiction   (Commission File Number)    (IRS Employer
       of incorporation)                                  Identification No.)


                   11 WALL STREET
                 NEW YORK, NEW YORK                        10005
           (Address of principal executive               (Zip Code)
                      offices)

       Registrant's telephone number, including area code: (212) 656-3000

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On March 7, 2006, NYSE Group, Inc. ("NYSE Group") filed an 8-K announcing the combination of the businesses of the New York Stock Exchange, Inc. and Archipelago Holdings, Inc. NYSE Group incorporates that 8-K into this document by reference and herby amends the 8-K to include the financial statements required below.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENT OF BUSINESSES ACQUIRED

The financial statements required to be filed under this item were previously reported in NYSE Group's Registration Statement on Form S-1, file No. 333-132390, which was declared effective by the Securities and Exchange Commission on May 4, 2006. These financial statements are incorporated into this document by reference.

(b)      PRO FORMA FINANCIAL INFORMATION

The financial statements required to be filed under this item were previously reported in NYSE Group's Registration Statement on Form S-1, file No. 333-132390, which was declared effective by the Securities and Exchange Commission on May 4, 2006. These financial statements are incorporated into this document by reference.

(d)      EXHIBITS

Exhibit Number            Description

2.1 Agreement and Plan of Merger, dated as of April 20, 2005, as amended and restated as of July 20, 2005, by and among New York Stock Exchange, Inc., Archipelago Holdings, Inc., NYSE Merger Sub LLC, NYSE Merger Corporation Sub, Inc. and Archipelago Merger Sub, Inc. (Incorporated by reference to Annex A of NYSE Group, Inc.'s Registration Statement on Form S-4 (Registration No. 333-126780), which was declared effective by the Securities and Exchange Commission on November 3, 2005)*

2.2 Amendment No. 1, dated as of October 20, 2005, to the Amended and Restated Agreement and Plan of Merger, by and among New York Stock Exchange, Inc., Archipelago Holdings, Inc., NYSE Merger Sub LLC, NYSE Merger Corporation Sub, Inc. and Archipelago Merger Sub, Inc. (Incorporated by reference to Annex A of NYSE Group, Inc.'s Registration Statement on Form S-4 (Registration No. 333-126780), which was declared effective by the Securities and Exchange Commission on November 3, 2005)*

2.3 Amendment No. 2, dated as of November 2, 2005, to the Amendment and Restated Agreement and Plan of Merger, by and among New York Stock Ex-change, Inc., Archipelago Holdings, Inc., NYSE Merger Sub LLC, NYSE Merger Corporation Sub, Inc. and Archipelago Merger Sub, Inc. (Incorporated by reference to Annex A of NYSE Group, Inc.'s Registration Statement on Form S-4 (Registration No. 333-126780), which was declared effective by the Securities and Exchange Commission on November 3,
                          2005)*

23.1 Consent of Ernst & Young LLP, independent registered public accounting firm for Archipelago Holdings, Inc.

99.1                      Press release entitled "New York Stock
                          Exchange/Archipelago Holdings Merger Complete," dated March 7, 2006.*


* Previously filed

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NYSE GROUP, INC.


Dated: May 11, 2006                    By: /s/ Richard P. Bernard
                                           -------------------------------------

                                           Name:   Richard P. Bernard
                                           Title:  Executive Vice President and
                                                   General Counsel

                                  EXHIBIT INDEX

Exhibit Number            Description

2.1 Agreement and Plan of Merger, dated as of April 20, 2005, as amended and restated as of July 20, 2005, by and among New York Stock Exchange, Inc., Archipelago Holdings, Inc., NYSE Merger Sub LLC, NYSE Merger Corporation Sub, Inc. and Archipelago Merger Sub, Inc. (Incorporated by reference to Annex A of NYSE Group, Inc.'s Registration Statement on Form S-4 (Registration No. 333-126780), which was declared effective by the Securities and Exchange Commission on November 3, 2005)*

2.2 Amendment No. 1, dated as of October 20, 2005, to the Amended and Restated Agreement and Plan of Merger, by and among New York Stock Exchange, Inc., Archipelago Holdings, Inc., NYSE Merger Sub LLC, NYSE Merger Corporation Sub, Inc. and Archipelago Merger Sub, Inc. (Incorporated by reference to Annex A of NYSE Group, Inc.'s Registration Statement on Form S-4 (Registration No. 333-126780), which was declared effective by the Securities and Exchange Commission on November 3, 2005)*

2.3 Amendment No. 2, dated as of November 2, 2005, to the Amendment and Restated Agreement and Plan of Merger, by and among New York Stock Exchange, Inc., Archipelago Holdings, Inc., NYSE Merger Sub LLC, NYSE Merger Corporation Sub, Inc. and Archipelago Merger Sub, Inc. (Incorporated by reference to Annex A of NYSE Group, Inc.'s Registration Statement on Form S-4 (Registration No. 333-126780), which was declared effective by the Securities and Exchange Commission on November 3, 2005)*

23.1 Consent of Ernst & Young LLP, independent registered public accounting firm for Archipelago Holdings, Inc.

99.1                      Press release entitled "New York Stock
                          Exchange/Archipelago Holdings Merger Complete," dated March 7, 2006.*

*Previously filed